Pursuant to Rule 497(e)
                                                    Registration No. 033-69760

DELAFIELD FUND, INC.                                            600 Fifth Avenue
                                                        New York, New York 10020
                                                                 1-(800)221-3079
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Supplement dated February 21, 2003, to the Prospectus dated April 30, 2002

     On February 7, 2003, the Board of Directors (the "Board") of Delafield Fund, Inc. (the "Fund") unanimously voted to approve an amendment to the Fund's Distribution and Service Plan (the "12b-1 Plan"). The 12b-1 Plan, as proposed to be amended, provides that the Fund and the Fund's distributor (the "Distributor") will enter into a Shareholder Servicing Agreement, whereby the Distributor will be paid a service fee in the amount of 0.25% of the Fund's average daily net assets per annum for providing or arranging for others to provide all personal shareholder services and related maintenance of shareholder accounts. The Distributor has expressed its current intention to waive the service fee to the extent that its actual costs incurred to provide or to compensate others for providing servicing are exceeded by the amount of the fee payable by the Fund. Further, pursuant to an Expense Limitation Agreement, the Distributor has agreed to cap the maximum fees payable to the Distributor under the Shareholder Servicing Agreement to not more than 0.15% per annum of the Fund's average daily net assets for a one-year period beginning upon the approval of the amended 12b-1 Plan by the Fund's shareholders.


     In addition, if the amended 12b-1 Plan is adopted, the Fund's investment manager (the "Manager") has agreed to amend the Investment Management Contract to lower the management fee payable by the Fund to the Manager. The Fund currently pays the Manager a management fee at an annual rate of 0.80% of the Fund's average daily net assets. Under the Investment Management Contract, as proposed to be amended, the Fund would pay the Manager a management fee at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; and 0.70% on all net assets of the Fund over $500 million.


     The Board has also agreed to waive the 2.00% redemption fee (currently imposed on Fund shares held for 90 days or less) for the 30-day period beginning on the date of shareholder approval of the amendment to the 12b-1 Plan. This waiver will allow shareholders to sell their shares in the Fund without paying a redemption fee if they do not wish to remain in the Fund after the service fee is implemented.

     In determining whether to approve the implementation of a service fee under the amended 12b-1 Plan, the Board concluded that the amended 12b-1 Plan would have a reasonable likelihood of benefiting the Fund and its shareholders and would be in the best interests of the Fund and its shareholders. Among other things, the Board considered the importance of having the Fund's shares made available through fund supermarkets and other financial intermediaries in order to provide the Fund a platform to grow its assets in the current competitive environment. The Manager proposed to the Board that it was not feasible for the Manager to continue to bear the entire cost of the Fund's participation in these increasingly more expensive channels within the current fee structure of the Fund. The Board considered that if the Fund is not permitted to compensate the Distributor for providing or arranging for others to provide servicing (through the payment of the proposed service fee), it might ultimately be precluded from participating in these broker channels. The adoption of the service fee for the Distributor would allow the Distributor and the Manager to make these payments to third parties whose clients are serviced through these channels while maintaining a reasonable profit.

     The Board also considered that the Fund's inability to participate would potentially inhibit the growth of the Fund and may prevent it from maintaining a more stable asset base. The Board also considered that a stable asset base with the potential for growth of Fund assets would allow the Manager to remain reasonably profitable and would allow it to continue to devote its resources to the Fund, thereby creating the potential for better performance for the Fund's shareholders. The Board also considered that an increase in Fund assets may result in greater economies of scale as the Fund's fixed costs would be spread over a larger asset base. Furthermore, the Board determined that even with the implementation of the service fee, the Fund's fees and overall expense ratio would remain competitive with its peer group. Finally, the Board considered the Distributor's commitment to waive a portion of the service fee (as described earlier) and the Manager's agreement to establish breakpoints in its management fee (both of which would yield offsetting benefits to Fund shareholders in the face of an increase in total fees caused by the adoption of the 12b-1 Plan amendments), as important to their decision.

     It is anticipated that shareholders will be asked to approve the amendment of the Fund's 12b-1 Plan in the near future.